Exhibit 10.32

Ken Jisser, CEO
The Pipeline Group
1625 The Alameda, Suite 402
San Jose, CA 95126

Phone: [**]

Email: [**]

Rhon Daguro, CEO
Ed Sellitto, CFO

Graham Arad, General Counsel
AuthID Inc.

1624 Market St Ste 226, Unit 51767

Denver, Colorado 80202-1559

BANK DETAILS: [**]

TPG Addendum

Addendum to TPG Order Form (October 2023)

Project Assumptions Updates

Assumption	Comments

1. xDR Resources Reduction [**]	[**]

Terms

Start Date	End Date	Terms	Price
6/19/2024	6/18/2025	Term: Co-termed with original “TPG Order Form (October 2023)”	[**]

Payments	Terms
Project Scope: Main Tasks 1-2	[**]
Option to add additional xDR as a Service at the discount rate of $[**] with 30 days notice.	$70,000

Monthly payments are due on the 20th business day of every month and The Pipeline Group will invoice 30 days in advance. Please make all checks or wire transfers payable to The Pipeline Group, Inc.

Signatories

AuthID		The Pipeline Group, Inc.

/s/ Ed Sellitto		/s/ Ken Jisser
Name	Ed Sellitto	Name	Ken Jisser
Title	CFO	Title	CEO
Date	8/26/2024	Date	8/26/2024

The information contained in this order form is conﬁdential information.

Exhibit A

Payment Schedule

Subscription Period	June 19, 2024 - June 18, 2025

Monthly Per xDR Price (List)	$_______

Monthly Per xDR Price (Discount)	$_______

Monthly ___ xDR Price (Discount)	$70,000

Deliverables	_____________

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